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                                                                    EXHIBIT 23.1



                        Consent of Independent Auditors


     We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the 1996 Performance Incentive Plan and Non-Employee Director Stock Option Plan, our report dated June 30, 1997, with respect to the consolidated financial statements and schedule included in its Annual Report (Form 10-K) for the year ended March 31, 1997, filed with Securities and Exchange Commission.


                                                  /s/   Ernst & Young LLP

Atlanta, Georgia
August 4, 1997